Exhibit 4.2

CUSIP 34960W 10 6

SEE REVERSE FOR

CERTAIN DEFINITIONS

FORTERRA, INC.

CORPORATE

DELAWARE

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

6201 15th Avenue

Brooklyn, NY 11219

By

Transfer Agent and Registrar Authorized Officer

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED: 190,000,000 COMMON SHARES,

$0.001 PAR VALUE PER SHARE

This Certifies That

is the owner of

Fully Paid and Non-Assessable Common Stock, $0.001 Par Value of

FORTERRA, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This

Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation

and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

CHIEF EXECUTIVE OFFICER SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

001

SPECIMEN forterra number shares

FORTERRA, INC.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties UNIF GIFT MIN ACT - Custodian

JT TEN - as joint tenants with right (Cust) (Minor)

of survivorship and not as under Uniform Gifts to Minors

tenants in common

Act

(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer

the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:20 ,

Signature: X

Signature(s) Guaranteed:

Signature: X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE

IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE

GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH

MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.